                                                        2/96 Performance Options


                                MBNA CORPORATION
                             STOCK OPTION AGREEMENT

    THIS AGREEMENT made this 3rd day of April 1996, by and between MBNA Corporation, a Maryland corporation (the "Company"), and [name] ("Grantee"). The parties hereto agree as follows:

    1. Grant of Stock Option. The Company confirms its grant on February 29, 1996 (the "Grant Date"), to the Grantee of non-qualified stock options to purchase up to [shares] shares of the Company's Common Stock pursuant to the Company's 1991 Long Term Incentive Plan (the "Plan").

    2.       Exercise Price. The exercise price per share shall be $28.25.

    3. Term of Option. The options granted hereunder shall terminate on the earlier of February 28, 2006, or the date determined in accordance with the Plan.

    4. Exercise. The options will become exercisable to the extent set forth below when the Company achieves both the net income and stock price objectives set forth below.

             Net Income            Stock Price       Percent Exercisable
             ----------            -----------       -------------------
             $600 million          $36               25%
             $750 million          $45               35% additional
             $900 million          $55               40% additional

             Net income for purposes of the grants means consolidated net income of the Company for a fiscal year before preferred stock dividends, extraordinary items and the cumulative effect of accounting changes. The Compensation Committee may adjust the net income objectives for changes in federal or applicable state income taxes.

             The share price objective will be met only if the closing price of the shares of the Company's Common Stock of the New York Stock Exchange equals or exceeds the objective for at least 20 trading days in any consecutive 30 day trading period following attainment of the applicable net income objective. The Compensation Committee may adjust the share price objectives for stock splits or combinations, stock dividends and similar events.

             If required to ensure that the Company may deduct for federal income tax purposes the gain to the holder on exercise of the options, no installment of the options may be exercised until the Compensation Committee has certified that the applicable objectives have been met for that installment.

             If these conditions are not satisfied, the options shall become exercisable on the 27th day of February 2006, and shall expire if not exercised on that date.

             The options will vest even if the net income and stock price objectives are not met, in the event of a change in control as defined in the Plan. In addition, the options will become immediately exercisable in the event of the death, disability or retirement of the holder.

                                                        2/96 Performance Options

             The options may be exercised, in whole or in part, by delivering written notice to the Company specifying the number of shares for which the options are being exercised. The exercised price will be paid in cash.

    5. Option Subject to Plan and Laws. The options are subject to the Plan and any applicable federal or state laws, rules, or regulations.

    6. Entire Agreement; Modification. This Agreement and the Plan contain the entire agreement between the parties with respect to the subject matter contained herein and may not be modified except as provided in the Plan or in a written document signed by each of the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                MBNA CORPORATION

                                            BY:     ______________________


                                                    ______________________
                                                    [name]

                                           7/96 Immediately Exercisible Options


                                MBNA CORPORATION
                             STOCK OPTION AGREEMENT

    THIS AGREEMENT made this 5th day of August, 1996, by and between MBNA Corporation, a Maryland corporation (the "Company"), and [Name] ("Grantee"). The parties hereto agree as follows:

    1. Grant of Stock Option. The Company confirms its grant on July 30, 1996 (the "Grant Date"), to the Grantee of options to purchase up to [amount] shares of the Company's Common Stock pursuant to the Company's 1991 Long Term Incentive Plan (the "Plan"). The options granted hereunder shall be incentive stock options to the extent permitted by law. The remainder of the options shall be non-qualified stock options.

    2.       Exercise Price. The exercise price per share shall be $27.50.

    3. Term of Option. The options granted hereunder shall terminate on the earlier of July 29, 2006, or the date determined in accordance with the Plan.

    4. Exercise. The options may be exercised at any time and from time to time, in whole or in part, by delivering written notice to the Company specifying the number of shares for which the options are being exercised.

    5. Option Subject to Plan and Laws. The options are subject to the Plan and any applicable federal or state laws, rules, or regulations. The Grantee agrees that these options are subject to the Plan as currently in effect, including all amendments.

    6. Entire Agreement; Modification. This Agreement and the Plan contain the entire agreement between the parties with respect to the subject matter contained herein and may not be modified except as provided in the Plan or in a written document signed by each of the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            MBNA CORPORATION

                                            BY:       ______________________

                                                      ______________________
                                                      [Name]

                                                        7/96 Performance Options


                                MBNA CORPORATION
                             STOCK OPTION AGREEMENT

    THIS AGREEMENT made this 5th day of August 1996, by and between MBNA Corporation, a Maryland corporation (the "Company"), and [name] ("Grantee"). The parties hereto agree as follows:

    1. Grant of Stock Option. The Company confirms its grant on July 30, 1996 (the "Grant Date"), to the Grantee of non-qualified stock options to purchase up to [shares] shares of the Company's Common Stock pursuant to the Company's 1991 Long Term Incentive Plan (the "Plan").

    2.       Exercise Price. The exercise price per share shall be $27.50.

    3. Term of Option. The options granted hereunder shall terminate on the earlier of July 30, 2006, or the date determined in accordance with the Plan.

    4. Exercise. The options will become exercisable to the extent set forth below when the Company achieves both the net income and stock price objectives set forth below and the Compensation Committee certifies that the objectives have been achieved.

             Net Income            Stock Price       Percent Exercisable
             ----------            -----------       -------------------
             $700 million          $43               20%
             $850 million          $52               30% additional
             $1,000million         $60               50% additional


             Net income for purposes of the grants means consolidated net income of the Company for a fiscal year before extraordinary items and the cumulative effect of accounting changes. The Compensation Committee may adjust the net income objectives for changes in federal or applicable state income taxes.

             The share price objective will be met only if the closing price of the shares of the Company's Common Stock of the New York Stock Exchange equals or exceeds the objective for at least 20 trading days in any consecutive 30 day trading period following attainment of the applicable net income objective. The Compensation Committee may adjust the share price objectives for stock splits or combinations, stock dividends and similar events.

             If required to ensure that the Company may deduct for federal income tax purposes the gain to the holder on exercise of the options, no installment of the options may be exercised until the Compensation Committee has certified that the applicable objectives have been met for that installment.

             If these conditions are not satisfied, the options shall become exercisable on the 29th day of July 2006, and shall expire if not exercised on that date.

                                                        7/96 Performance Options

             The Committee may accelerate vesting of the options, even if the net income and stock price objectives are not met, in the event of a change in control as defined in the Plan. In addition, the options will become immediately exercisable in the event of the death, disability or retirement of the holder.

             The options may be exercised, in whole or in part, by delivering written notice to the Company specifying the number of shares for which the options are being exercised. The exercised price will be paid in cash.

    5. Option Subject to Plan and Laws. The options are subject to the Plan and any applicable federal or state laws, rules, or regulations.

    6. Entire Agreement; Modification. This Agreement and the Plan contain the entire agreement between the parties with respect to the subject matter contained herein and may not be modified except as provided in the Plan or in a written document signed by each of the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    MBNA CORPORATION

                                            BY:     ______________________


                                                    ______________________
                                                    [name]